Acquisitions	6 Months Ended
Jun. 30, 2023
Disclosure of detailed information about business combination [abstract]
Acquisitions
7. Acquisitions
30 June 2023
There were no material acquisitions during six months to 30 June 2023.
30 June 2022
On 29 March 2022, we completed the acquisition of Rincon Mining Pty Limited, the owner of a lithium project in Argentina. Total cash consideration was US$825 million. The transaction was treated as an asset purchase with US$822 million of capitalised exploration and evaluation recorded for the principal economic resource. The balance of total consideration was allocated to property, plant & equipment and other assets/liabilities. For the Group cash flow statement we had determined that, since Rincon constitutes a group of companies, it was appropriate to present the cash outflow as “Acquisitions of subsidiaries, joint ventures and associates” rather than as separate asset purchases even though it did not meet the definition of a business combination.